EX- 99.906CERT

        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Joseph W. McInerney, President/Chief Executive Officer of NT Alpha Strategies Fund (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 6, 2006                /s/ Joseph W. McInerney
                                         -------------------------------------
                                         Joseph W. McInerney, President
                                         (Chief Executive Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

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                                                                EX- 99.906CERT

        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Stuart N. Schuldt, Treasurer/Chief Financial Officer of NT Alpha Strategies Fund (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 6, 2006          /s/ Stuart N. Schuldt
                                   ------------------------------------------
                                   Stuart N. Schuldt, Treasurer
                                   (Chief Financial and Accounting Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.